Exhibit 10.63

FIRST AMENDMENT TO FIRST LIEN REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST LIEN REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of January 16, 2014 by and among GSE ENVIRONMENTAL, INC., a Delaware corporation f/k/a Gundle/SLT Environmental, Inc. (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender (including as Swingline Lender), and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties, GE, as Agent and as a Lender (including as Swingline Lender), and the other Lenders from time to time party thereto are parties to that certain First Lien Revolving Credit Agreement dated as of January 10, 2014 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Agent and Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, Agent and the Lenders signatory hereto constituting the Required Lenders are willing to amend the Credit Agreement in certain respects on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendment to Credit Agreement.  Upon satisfaction (or waiver by the Lenders) of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) Subsection 4.2(i) of the Credit Agreement is hereby further amended by (i) deleting clause (5) thereof in its entirety and substituting the following therefor and (ii) adding the following clause new clause (6) in the appropriate numerical order:

“(5)         on or prior to January 17, 2014, identification and detail on of the amount available to the Credit Parties for North American operations to obtain cash from foreign sources over the liquidity projection time period; and

(6)           on or prior to January 31, 2014, the Credit Parties’ revised and updated long-term business plans, including financial projections, prepared in connection with the process to obtain the Junior Capital or the sale process described in Section 4.17 or otherwise presented to the Borrower’s board of directors.”

3. Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent:

(a) the execution and delivery to Agent of this Amendment by each Credit Party, Agent and Required Lenders;

(b) the receipt by Agent of a duly executed and effective amendment to the Existing Credit Agreement conforming in form and substance hereto; and

(c) no Default or Event of Default shall have occurred and be continuing or arise as a direct result of the effectiveness of this Amendment.

4. No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

5. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

6. Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

GSE ENVIRONMENTAL, INC.

By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:        Vice President

CREDIT PARTIES:

GSE HOLDING, INC.

By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:        Vice President

GSE ENVIRONMENTAL, LLC

By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:        Vice President

SYNTEC LLC
By GSE Environmental, LLC, its Sole Member

By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:  Vice President

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Swingline Lender and as a Lender

By:           /s/ Brad Kimme
Name:      Brad Kimme
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GE BUSINESS FINANCIAL SERVICES INC., as a Lender

By:           /s/ Brad Kimme
Name:      Brad Kimme
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

ANTARES CAPITAL CORP, as a Lender

By:           /s/ Brad Kimme
Name:      Brad Kimme
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

MUBADALA GE CAPITAL LTD, as a Lender
By: GENERAL ELECTRIC CAPITAL CORPORATION, as Servicer

By:           /s/ Brad Kimme
Name:      Brad Kimme
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

MGEC HOLDINGS LTD, as a Lender
By: GENERAL ELECTRIC CAPITAL CORPORATION, as Servicer

By:           /s/ Brad Kimme
Name:      Brad Kimme
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

HARLEYSVILLE LIFE INSURANCE COMPANY, as a Lender

By:           /s/ Ronald R. Serpico
Name:      Ronald R. Serpico
Title:        Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

NATIONWIDE MUTUAL INSURANCE COMPANY, as a Lender

By:           /s/ Ronald R. Serpico
Name:      Ronald R. Serpico
Title:        Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

ING CAPITAL LLC, as a Lender

By:           /s/ Andrew C. Sepe
Name:      Andrew C. Sepe
Title:        Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

CETUS CAPITAL II, LLC, as a Lender

By:           /s/ Richard Maybaum
Name:      Richard Maybaum
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

SG DISTRESSED FUND, LP, as a Lender

By:           /s/ Richard Maybaum
Name:      Richard Maybaum
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

LITTLEJOHN OPPORTUNITIES MASTER FUND LP, as a Lender

By:           /s/ Richard Maybaum
Name:      Richard Maybaum
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

SUNS SPV LLC, as a Lender

By:           /s/ Bruce Spohler
Name:      Bruce Spohler
Title:        Chief Operating Officer